UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2007

ValueClick, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		818-575-4500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 30, 2007, ValueClick, Inc. (“ValueClick” or “the Company”) completed its acquisition of MeziMedia, Inc. (“MeziMedia”) pursuant to the Amended and Restated Agreement and Plan of Merger (“the Merger Agreement”), dated as of July 24, 2007 and effective as of July 13, 2007, by and among ValueClick, MM Acquisition Corp., a wholly owned subsidiary of ValueClick, MeziMedia, and Talmadge O’Neill, solely in his capacity as the Shareholders Representative thereunder.

Under the terms of the Merger Agreement, ValueClick has acquired all outstanding equity interests in MeziMedia for $96.8 million in cash, net of cash acquired of $18.9 million, at the time of closing. MeziMedia shareholders may be entitled to additional cash consideration based on the achievement by MeziMedia of certain revenue and “EBITDA” performance targets from the closing date through December 31, 2009. Total cash consideration, which includes the $96.8 million net cash payment at time of closing, will range between $96.8 million and $348.6 million, depending on whether such performance targets are met. EBITDA of MeziMedia in the context of the transaction is specifically defined in the Merger Agreement and is not a measurement under U.S. generally accepted accounting principles.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

It was impracticable for ValueClick to provide the required financial statements for MeziMedia called for by Item 9.01(a) of Form 8-K at the time the Company filed its Form 8-K on August 2, 2007. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the audited consolidated financial statements of MeziMedia as of and for the year ended December 31, 2006 are attached as Exhibit 99.1 to this Form 8-K/A.  Further, the unaudited condensed consolidated financial statements of MeziMedia as of and for the six-month periods ended June 30, 2007 and June 30, 2006 are attached as Exhibit 99.2 to this Form 8-K/A.

(b) Pro forma financial information.

The pro forma financial information with respect to the acquisition of MeziMedia by ValueClick called for by Item 9.01(b) is attached as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits:

23.1	Consent of Independent Auditors.

99.1	Audited consolidated financial statements of MeziMedia as of and for the year ended December 31, 2006.

99.2	Unaudited condensed consolidated financial statements of MeziMedia as of and for the six-month periods ended June 30, 2007 and June 30, 2006.

99.3

ValueClick, Inc. unaudited pro forma condensed combined balance sheet as of June 30, 2007 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the six-month period ended June 30, 2007.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

October 10, 2007	By:	/s/ JOHN PITSTICK
Name: John Pitstick
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated financial statements of MeziMedia as of and for the year ended December 31, 2006.

99.2	Unaudited condensed consolidated financial statements of MeziMedia as of and for the six-month periods ended June 30, 2007 and June 30, 2006.

99.3

ValueClick, Inc. unaudited pro forma condensed combined balance sheet as of June 30, 2007 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the six-month period ended June 30, 2007.